                                                                     Exhibit 4.2


PAR VALUE $.01                                           COMMON STOCK

    NUMBER                                                  SHARES
B

                             Barneys New York, Inc.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                       CUSIP 06808T 10 7
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT




IS THE OWNER OF


 FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE $.01 EACH OF


--------------------------------------------------------------------------------
-----------------------------BARNEYS NEW YORK, INC.-----------------------------
--------------------------------------------------------------------------------
transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
   This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
   Witness the signatures of the duly authorized officers of the Corporation.

Dated:

              [BARNEYS NEW YORK, INC. CORPORATE SEAL 1998 DELAWARE]

      /s/ Marc H. Perlowitz                     /s/ Thomas C. Shull

            SECRETARY                   PRESIDENT AND CHIEF EXECUTIVE OFFICER




COUNTERSIGNED AND REGISTERED
     AMERICAN STOCK TRANSFER & TRUST COMPANY
          (NEW YORK)                    TRANSFER AGENT
                                        AND REGISTRAR

BY       /s/


                                    AUTHORIZED OFFICER

(-c-) SECURITY COLUMBIAN UNITED STATES BANKNOTE COMPANY 1960

                             BARNEYS NEW YORK, INC.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM - as tenants in common               UNIF GIFT MIN ACT -_______ Custodian ___________
      TEN ENT - as tenants by the entireties                           (Cust)              (Minor)
      JT TEN  - as joint tenants with right of                       under Uniform Gifts to Minors
                survivorship and not as tenants                      Act _______________
                in common                                                    (State)

              Additional abbreviations may also be used though not in the above list.

      For value received, _________ hereby sell, assign and transfer unto

      PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE
      --------------------------------------

      --------------------------------------


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING SIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________


                        ________________________________________________________
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:________________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST,
STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL
REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE
ISSUANCE OF A REPLACEMENT CERTIFICATE.